UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 5, 2009

THE EMPIRE DISTRICT ELECTRIC COMPANY

(Exact name of registrant as specified in its charter)

Kansas

(State or other jurisdiction of incorporation)

1-3368	44-0236370
(Commission File Number)	(IRS Employer Identification Number)

602 S. Joplin Avenue, Joplin, Missouri	64801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(417) 625-5100

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01.       Entry Into a Material Definitive Agreement.

On February 5, 2009, the Board of Directors of The Empire District Electric Company (the “Company”) approved a form of Indemnity Agreement (the “Indemnity Agreement”), pursuant to which the Company will agree to provide for the indemnification of and the advancement of expenses to each person party to the Indemnity Agreement.  The Board has authorized the Company to enter into these agreements with each of the Company’s current officers and directors and each of the former officers and directors of the Company who have resigned or retired within the last six years.

The form of Indemnity Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.       Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

10.1	Form of Indemnity Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE EMPIRE DISTRICT ELECTRIC COMPANY

By: /s/ Gregory A. Knapp Name: Gregory A. Knapp Title: Vice President - Finance & Chief Financial Officer

Dated:  February 6, 2009

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Form of Indemnity Agreement.